                                   EXHIBIT 24



                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Clyde R. Moore, Jerry Kronenberg and Fred R. Jones, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, to execute a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of Common Stock of Thomas & Betts Corporation in an aggregate amount up to $75,000,000 and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments and any post-effective amendments to such Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

Signature                             Title                      Date
---------                             -----                      ----

/s/ Clyde R. Moore
--------------------------    President and Chief           July 30, 1998
Clyde R. Moore                Executive Officer and
                              Director


/s/ Ernest H. Drew
--------------------------    Director                      July 30, 1998
Ernest H. Drew


/s/ T. Kevin Dunnigan
--------------------------    Chairman of the Board         July 30, 1998
T. Kevin Dunnigan             and Director


--------------------------    Director                      July __, 1998
Jeananne K. Hauswald


/s/ Fred R. Jones
--------------------------    Vice President-Finance        July 30, 1998
Fred R. Jones                 and Treasurer



--------------------------    Director                      July __, 1998
Thomas W. Jones


/s/ Ronald B. Kalich, Sr.
--------------------------    Director                      July 30, 1998
Ronald B. Kalich, Sr.


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--------------------------    Director                      July __, 1998
Robert A. Kenkel


/s/ Jerry Kronenberg
--------------------------    Vice President-General        July 30, 1998
Jerry Kronenberg              Counsel and Secretary


/s/ Kenneth R. Masterson
--------------------------    Director                      July 30, 1998
Kenneth R. Masterson

/s/ Thomas C. McDermott
--------------------------    Director                      July 30, 1998
Thomas C. McDermott


/s/ Jean-Paul Richard
--------------------------    Director                      July 30, 1998
Jean-Paul Richard

/s/ Jerre L. Stead
--------------------------    Director                      July 30, 1998
Jerre L. Stead


/s/ William H. Waltrip
--------------------------    Director                      July 30, 1998
William H. Waltrip


                                      36